Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, President of Western Asset Funds, Inc. (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ JAMES W. HIRSCHMANN	November 29, 2005
James W. Hirschmann	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer of Western Asset Funds, Inc. (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/S/ MARIE K. KARPINSKI	November 25, 2005
Marie K. Karpinski	Date
Treasurer and Principal Financial Accounting Officer